                                                                   EXHIBIT 10.11



                                   YOBON INC.


                          ----------------------------


                       NOTE AND WARRANT PURCHASE AGREEMENT


                          ----------------------------

                                   YOBON INC.


                     NOTE AND WARRANT PURCHASE AGREEMENT


        THIS NOTE AND WARRANT PURCHASE AGREEMENT (the "AGREEMENT") is made as of the 19 day of October, 2004 (the "EFFECTIVE DATE") by and among YOBON INC., a California corporation (the "COMPANY"), and MATCHNET PLC, a United Kingdom public limited company ("PURCHASER").

                                    RECITALS

        To provide the Company with additional resources to conduct its business, Purchaser is willing to loan funds to the Company, subject to the conditions specified herein.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and Purchaser, intending to be legally bound, hereby agree as follows:

1. AMOUNT AND TERMS OF THE LOAN; ISSUANCE OF WARRANTS

        1.1 THE LOAN. Subject to the terms of this Agreement, Purchaser agrees to lend to the Company at the Closing (as hereinafter defined) $250,000 (the "LOAN Amount") against the issuance and delivery by the Company of the senior secured convertible promissory note attached hereto as EXHIBIT A (the "NOTE").

        1.2 ISSUANCE OF WARRANTS.

               (a) At the Closing (as defined below), the Company shall issue to Purchaser the warrant attached hereto as Exhibit B (the "WARRANT").

               (b) The Company and the Purchaser, as a result of arm's length bargaining, agree that:

                   (i) Neither the Purchaser nor any affiliated company has rendered any services to the Company in connection with this Agreement;

                   (ii) The Warrant is not being issued as compensation; and

                   (iii) All tax returns and other information return of each party relative to this Agreement and the Note and Warrant issued pursuant hereto shall consistently reflect the matters agreed to in (i) and (ii) above.

2. THE CLOSING

        2.1 CLOSING DATE. The closing of the sale and purchase of the Note and Warrant (the "CLOSING") shall be on the Effective Date (the "CLOSING DATE").

        2.2 DELIVERY. At the Closing: (i) Purchaser shall deliver to the Company a check or wire transfer funds in the amount of the Loan Amount; and (ii) the Company shall issue and deliver to Purchaser (a) a Note in favor of Purchaser as specified in Section 1.1, and (b) a Warrant as specified in Section 1.2.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY

        The Company hereby represents and warrants to Purchaser as follows:

        3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California. The Company has the requisite corporate power to own and operate its properties and assets and to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified and is authorized to do business and is in good standing as a foreign corporation in all jurisdictions in which the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except for those jurisdictions in which failure to do so would not have a material adverse effect on the Company or its business.

        3.2 CORPORATE POWER. The Company will have at the Closing Date all requisite corporate power to execute and deliver this Agreement, to issue the Note, to issue the Warrant and to carry out and perform its obligations under the terms of this Agreement and under the terms of the Note and Warrant.

        3.3 AUTHORIZATION. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company and the performance of the Company's obligations hereunder, including the issuance and delivery of the Note and Warrant and the reservation of the equity securities issuable upon conversion of the Note and exercise of the Warrant has been taken or will be taken prior to the issuance of such equity securities. This Agreement, the Note and Warrant, when executed and delivered by the Company, shall constitute valid and binding obligations of the Company enforceable in accordance with their terms, subject to laws of general application relating to bankruptcy, insolvency, the relief of debtors and, with respect to rights to indemnity, subject to federal and state securities laws. The equity securities of the Company, when issued in compliance with the provisions of this Agreement, the Note or the Warrant will be validly issued, fully paid and nonassessable and free of any liens or encumbrances and issued in compliance with all applicable federal and securities laws.

        3.4 GOVERNMENTAL CONSENTS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note, the Warrant, and the equity securities issuable upon conversion of the Note, exercise of the Warrant or the consummation of any other transaction contemplated hereby shall have been obtained and will be effective at the Closing.

        3.5 COMPLIANCE WITH LAWS. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties, which violation of which would materially and adversely affect the business, assets, liabilities, financial condition, operations or prospects of the Company.

        3.6 COMPLIANCE WITH OTHER INSTRUMENTS. The Company is not in violation or default of any term of its certificate of incorporation or bylaws, or of any provision of any mortgage, indenture or contract to which it is a party and by which it is bound or of any judgment, decree, order or writ, other than such violation(s) that would not have a material adverse effect on the Company. The execution, delivery and performance of this Agreement, the Note and the Warrant, and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or be in conflict with, or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, decree, order or writ or an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties. Without limiting the foregoing, the Company has obtained all waivers reasonably necessary with respect to any preemptive rights, rights of first refusal or similar rights, including any notice or offering periods provided for as part of any such rights, in order for the Company to consummate the transactions contemplated hereunder without any third party obtaining any rights to cause the Company to offer or issue any securities of the Company as a result of the consummation of the transactions contemplated hereunder.

        3.7 OFFERING. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 hereof, the offer, issue, and sale of the Note and Warrant are and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933, as amended (the "ACT"), and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

        4.1 PURCHASE FOR OWN ACCOUNT. Purchaser represents that it is acquiring the Note and the equity securities issuable upon conversion of the Note, the Warrant and the equity securities issuable upon exercise of the Warrant (collectively, the "SECURITIES") solely for its own account and beneficial interest for investment and not for sale or with a view to distribution of the Securities or any part thereof, has no present intention of selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the same, and does not presently have reason to anticipate a change in such intention.

        4.2 INFORMATION AND SOPHISTICATION. Without lessening or obviating the representations and warranties of the Company set forth in Section 3, Purchaser hereby: (i) acknowledges that it has received all the information it has requested from the Company and it considers necessary or appropriate for deciding whether to acquire the Securities, (ii) represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and to obtain any additional information necessary to verify the accuracy of the information given the Purchaser and (iii) further represents that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risk of this investment.

        4.3 ABILITY TO BEAR ECONOMIC RISK. Purchaser acknowledges that investment in the Securities involves a high degree of risk, and represents that it is able, without materially impairing its financial condition, to hold the Securities for an indefinite period of time and to suffer a complete loss of its investment.

        4.4 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, Purchaser further agrees not to make any disposition of all or any portion of the Securities except in accordance with any terms and conditions of the Securities nor unless and until:

               (a) There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

               (b) Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration under the Act or any applicable state securities laws, provided that no such opinion shall be required for dispositions in compliance with Rule 144, except in extraordinary circumstances.

        4.5 ACCREDITED INVESTOR STATUS. Purchaser is an "accredited investor" as such term is defined in Rule 501 under the Act.

        4.6 FURTHER ASSURANCES. Purchaser agrees and covenants that at any time and from time to time it will promptly execute and deliver to the Company such further instruments and documents and take such further action as the Company may reasonably require in order to carry out the full intent and purpose of this Agreement and to comply with state or federal securities laws or other regulatory approvals.

5. MISCELLANEOUS

        5.1 BINDING AGREEMENT. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, expressed or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        5.2 NO ASSIGNMENT. Except pursuant to a redomiciling of Purchaser or a transfer of all or substantially all of Purchaser's business and assets (whether by merger, sale of assets, sale of stock, or otherwise), Purchaser may not assign or transfer, by operation of law or otherwise, any of its rights under this Agreement without the written consent of the Company, which consent shall not unreasonably be withheld.

        5.3 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California, without giving effect to conflicts of laws principles.

        5.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        5.5 TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        5.6 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex, electronic mail or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at 1605 Emory Street, San Jose, California, 95126, and to Purchaser at the address set forth below the signature page for Purchaser or at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other parties hereto.

        5.7 MODIFICATION; WAIVER. No modification or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and approved by the Company and the Purchaser. Any provision of the Notes may be amended or waived by the written consent of the Company and Purchaser.

        5.8 EXPENSES. The Company and Purchaser shall each bear its respective expenses and legal fees incurred with respect to this Agreement and the transactions contemplated herein.

        5.9 DELAYS OR OMISSIONS. It is agreed that no delay or omission to exercise any right, power or remedy accruing to Purchaser, upon any breach or default of the Company under this Agreement, Note, or Warrant shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character by Purchaser of any breach or default under this Agreement, or any waiver by Purchaser of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing and that all remedies, either under this Agreement, or by law or otherwise afforded to the Purchaser, shall be cumulative and not alternative.

        5.10 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto, the Note and the Warrant constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein.

        IN WITNESS WHEREOF, the parties have executed this NOTE AND WARRANT PURCHASE AGREEMENT as of the date first written above.



                                       COMPANY:

                                       YOBON INC.



                                       By:    /s/ Philip Nelson
                                              ----------------------------------
                                       Name:  Philip Nelson
                                       Title: President


                                       MATCHNET PLC:

                                       -----------------------------------------



                                       By:     /s/ Mark G. Thompson
                                               ---------------------------------
                                       Name:   Mark G. Thompson
                                               ---------------------------------
                                       Title:  Chief Financial Officer
                                               ---------------------------------
                                       Address: 8383 Wilshire Blvd.
                                                Beverly Hills, CA  90211

                                    EXHIBITS


Exhibit A:  Senior Secured Convertible Promissory Note

Exhibit B:  Warrant

                                    EXHIBIT A

                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE

THIS CONVERTIBLE PROMISSORY NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE OR DISPOSITION MAY BE EFFECTED EXCEPT IN COMPLIANCE WITH RULE 144 UNDER SAID ACT OR AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL FOR THE HOLDER, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE ACT OR RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION.


                   SENIOR SECURED CONVERTIBLE PROMISSORY NOTE


$250,000                                                        OCTOBER 19, 2004
                                                            SAN JOSE, CALIFORNIA

        For value received, YOBON INC., a California corporation, ("PAYOR"), promises the following to MATCHNET PLC, a United Kingdom public limited company, or its permitted assigns ("HOLDER"):

        1. This note (the "NOTE") is issued pursuant to the terms of that certain Note and Warrant Purchase Agreement (the "AGREEMENT") dated of even date herewith (the "AGREEMENT DATE").

        2. In the event that Payor issues and sells equity ("EQUITY") in a round of equity financing to investors (the "INVESTORS") for an aggregate price of at least $1,000,000 (excluding the aggregate principal and interest under this Note) ("TRIGGERING ROUND") prior to the date that is eighteen months following the Agreement Date (the "INVESTMENT DEADLINE DATE"), this Note will automatically convert into a number of shares of Equity (on the same terms and conditions as those given to the Investors in the Triggering Round) in an amount equal to: (a) all accrued and unpaid interest plus the outstanding and unpaid principal amount; divided by (b) the price per share paid by the Investors purchasing the Equity in the Triggering Round.

        3. In the event that Payor does not issue and sell shares of Equity to Investors with an aggregate price of at least $1,000,000 prior to the Investment Deadline Date, then this Note shall become due and payable in full on the first business day following the Investment Deadline Date in an amount equal to all accrued and unpaid interest plus the outstanding and unpaid principal amount.

        4. If prior to the Investment Deadline Date, the Company shall sell all or substantially all of its assets or consolidate or merge with or into another corporation or other business organization (other than a merger in which either the Company is the surviving corporation or a majority of the stockholders of the Company prior to such merger remain as the majority of the stockholders following such merger), this Note shall become due and payable in full in an amount equal to all accrued and unpaid interest plus the outstanding and unpaid principal amount due hereunder.

        5. This Note shall accrue interest at 5.75 percent per annum. All payments of principal and interest made not on conversion of the Note shall be in lawful money of the United States of America. This Note may be prepaid at any time in advance of the Investment Deadline Date without prepayment penalty or charge of any kind.

        6. In the event of any default hereunder, Payor shall pay all reasonable attorneys' fees and court costs incurred by Holder in enforcing and collecting this Note.

        7. As security for payment of this Note, Payor hereby grants Holder a security interest, equaling the aggregate amount of principal and interest payable under this Note, in Payor's intellectual property assets. Payor will execute any documents at any time and take any other actions reasonably necessary for Holder to perfect its security interest in such assets. Payor shall have the right to secure financing, secure investments, sell its assets or consolidate or merge with or into another corporation or other business organization, or enter into other financial arrangements in the ordinary course of business.

        8. If there shall be any Event of Default hereunder, at the option and upon the declaration of the Holder of this Note and upon at least fifteen (15) days prior written notice to the Payor (which election and notice shall not be required in the case of an Event of Default under Section 8(c) or 8(d)), this Note shall accelerate and shall become due and payable in full in an amount equal to all accrued and unpaid interest plus the outstanding and unpaid principal amount due hereunder. The occurrence of any one or more of the following shall constitute an Event of Default:

               (a) Payor fails to pay timely any of the outstanding principal amount due under this Note on the date when and if the same becomes due and payable;

               (b) Payor shall default in its performance of any covenant under the Agreement that materially jeopardizes Payor's likely repayment of this Note;

               (c) Payor files any petition or action for relief under any bankruptcy, reorganization, insolvency or moratorium law or any other law for the relief of, or relating to, debtors, now or hereafter in effect, or makes any assignment for the benefit of creditors;

               (d) Any involuntary petition is filed against Payor (unless such petition is dismissed or discharged within ninety (90) days under any bankruptcy statute now or hereafter in effect) by a party other than Holder, or a custodian, receiver, trustee, assignee for the benefit of creditors (or other similar official) is appointed to take possession, custody or control of any property of Payor;

               (e) An event of default is declared under any other indebtedness of Payor in an amount greater than $50,000, which default is not cured within the time allowed pursuant to the terms of such indebtedness.

        9. Payor hereby waives demand, notice, presentment, protest and notice of dishonor.

        10. The terms of this Note shall be construed in accordance with the laws of the State of California, as applied to contracts entered into by California residents within the State of California, which contracts are to be performed entirely within the State of California, without giving effect to conflicts of laws principles.

        11. Any term of this Note may be amended or waived with the written consent of Payor and Holder.

        12. Except pursuant to a redomiciling of Holder or a transfer of all or substantially all of Holder's business and assets (whether by merger, sale of assets, sale of stock, or otherwise), Holder may not assign or transfer, by operation of law or otherwise, this Note without the written consent of Payor, which consent shall not unreasonably be withheld.


                                       YOBON INC.


                                       By:    /s/ Philip Nelson
                                              ----------------------------------
                                       Name:  Philip Nelson
                                       Title: President

                                    EXHIBIT B

                                     WARRANT

THIS WARRANT AND THE UNDERLYING SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO SUCH SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                   YOBON INC.

                            WARRANT TO PURCHASE STOCK

NO. W-1                                                         OCTOBER 19, 2004

                           VOID AFTER OCTOBER 19, 2007

        THIS CERTIFIES THAT, for value received, MATCHNET PLC, a United Kingdom public limited company with its principal office at 8383 Wilshire Blvd. Beverly Hills, CA 90211 or permitted assigns (the "Holder"), is entitled to subscribe for and purchase at the Exercise Price (defined below) from YOBON INC., a California corporation, with its principal office at 1605 Emory Street, San Jose, California 95126, (the "Company") up to the number of Issuable Shares (defined below) of the Equity (defined below) of the Company at any time during the Exercise Period (defined below), unless sooner terminated as provided below.

        This Warrant is being issued pursuant to the terms of the Note and Warrant Purchase Agreement, dated October 19, 2004 by and among the Company and the Purchaser (the "Purchase Agreement") and is being issued in conjunction with a Convertible Promissory Note (as defined in the Purchase Agreement).

        1. DEFINITIONS. Capitalized terms used but not defined herein shall have the meanings set forth in the Purchase Agreement. As used herein, the following terms shall have the following respective meanings:

               (a) "Equity" shall mean the equity securities on the same terms and conditions as those given to the investors in the Triggering Round (as defined below).

               (b) "Exercise Period" shall mean the period commencing with the date of the closing of the Triggering Round (as defined below) and ending on the third anniversary of such date unless sooner terminated as provided below.

               (c) "Exercise Price" shall mean the price per share paid by the investors purchasing the Equity in the Triggering Round (as defined below), subject to adjustment pursuant to Section 5 below.

               (d) "Exercise Shares" shall mean the shares of the Company's Equity issuable upon exercise of this Warrant, subject to adjustment pursuant to the terms herein, including but not limited to adjustment pursuant to Section 5 below.

               (e) "Issuable Shares" shall mean that number of shares of Equity equal to the quotient resulting from dividing (x) the product of 25% and the principal amount of the Convertible Promissory Note at the time of issuance to the Holder by (y) the Exercise Price.

               (f) "Triggering Round" shall mean when and if the Company issues and sells Equity in a round of equity financing to investors for an aggregate price of at least $1,000,000 (excluding the aggregate principal and accrued interest under the Convertible Promissory Note) prior to the repayment of all principal and accrued interest under the Convertible Promissory Note.

        2. EXERCISE OF WARRANT. The rights represented by this Warrant may be exercised in whole or in part at any time during the Exercise Period, by delivery of the following to the Company at its address set forth above (or at such other address as it may designate by notice in writing to the Holder):

               (a) An executed Notice of Exercise in the form attached hereto;

               (b) Payment of the Exercise Price either (i) in cash or by check, or (ii) by cancellation of undisputed indebtedness; and

               (c) This Warrant.

        Upon the exercise of the rights represented by this Warrant, a certificate or certificates for the Exercise Shares so purchased, registered in the name of the Holder or persons affiliated with the Holder, if the Holder so designates, shall be issued and delivered to the Holder within a reasonable time after the rights represented by this Warrant shall have been so exercised. In the event that this Warrant is being exercised for less than all of the then-current number of Exercise Shares purchasable hereunder, the Company shall, concurrently with the issuance by the Company of the number of Warrant Shares for which this Warrant is then being exercised, issue a new Warrant exercisable for the remaining number of Warrant Shares purchasable hereunder.

        The person in whose name any certificate or certificates for Exercise Shares are to be issued upon exercise of this Warrant shall be deemed to have become the holder of record of such shares on the date on which this Warrant was surrendered and payment of the Exercise Price was made, irrespective of the date of delivery of such certificate or certificates, except that, if the date of such surrender and payment is a date when the stock transfer books of the Company are closed, such person shall be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open.

               2.1 NET EXERCISE. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company's Equity is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant by payment of cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise in which event the Company shall issue to the Holder a number of shares of Equity computed using the following formula:

                                    X = Y (A-B)
                                        -------
                                           A

            Where       X =    the number of shares of Equity to be issued to
                               the Holder

                        Y = the number of shares of Equity purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

                        A = the fair market value of one share of the Company's Equity (at the date of such calculation)

                        B = Exercise Price (as adjusted to the date of such calculation)

        For purposes of the above calculation, the fair market value of one share of Equity shall be determined by the Company's Board of Directors in good faith; provided, however, that in the event that this Warrant is exercised pursuant to this Section 2.1 in connection with the Company's initial public offering of its Equity, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

        3. COVENANTS OF THE COMPANY.

               3.1 COVENANTS AS TO EXERCISE SHARES. The Company covenants and agrees that all Exercise Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be validly issued and outstanding, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issuance thereof. The Company further covenants and agrees that the Company will at all times during the Exercise Period, have authorized and reserved, free from preemptive rights, a sufficient number of shares of its Equity to provide for the exercise of the rights represented by this Warrant. If at any time during the Exercise Period the number of authorized but unissued shares of Equity shall not be sufficient to permit exercise of this Warrant, the Company will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Equity to such number of shares as shall be sufficient for such purposes.

               3.2 NO IMPAIRMENT. Except and to the extent as waived or consented to by the Holder, the Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may be necessary or appropriate in order to protect the exercise rights of the Holder against impairment.

               3.3 NOTICES OF RECORD DATE. In the event of any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend which is the same as cash dividends paid in previous quarters) or other distribution, the Company shall mail to the Holder, at least ten (10) days prior to the date specified herein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend or distribution.

        4. REPRESENTATIONS OF HOLDER.

               4.1 ACQUISITION OF WARRANT FOR PERSONAL ACCOUNT. The Holder represents and warrants that it is acquiring the Warrant and the Exercise Shares solely for its account for investment and not with a view to or for sale or distribution of said Warrant or Exercise Shares or any part thereof. The Holder also represents that the entire legal and beneficial interests of the Warrant and Exercise Shares the Holder is acquiring is being acquired for, and will be held for, its account only.

               4.2 SECURITIES ARE NOT REGISTERED.

                      (a) The Holder understands that the Warrant and the Exercise Shares have not been registered under the Securities Act of 1933, as amended (the "Act") on the basis that no distribution or public offering of the stock of the Company is to be effected. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities. The Holder has no such present intention.

                      (b) The Holder recognizes that the Warrant and the Exercise Shares must be held indefinitely unless they are subsequently registered under the Act or an exemption from such registration is available. The Holder recognizes that the Company has no obligation to register the Warrant or the Exercise Shares of the Company, or to comply with any exemption from such registration.

                      (c) The Holder is aware that neither the Warrant nor the Exercise Shares may be sold pursuant to Rule 144 adopted under the Act unless certain conditions are met, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale following the required holding period under Rule 144 and the number of shares being sold during any three month period not exceeding specified limitations. Holder is aware that the conditions for resale set forth in Rule 144 have not been satisfied and that the Company presently has no plans to satisfy these conditions in the foreseeable future.

               4.3 DISPOSITION OF WARRANT AND EXERCISE SHARES.

                      (a) The Holder further agrees not to make any disposition of all or any part of the Warrant or Exercise Shares in any event, except as permitted by the terms and conditions applicable to the Equity and Section 10 below, and unless and until:

                           (i) The Company shall have received a letter secured
by the Holder from the Securities and Exchange Commission stating that no action will be recommended to the Commission with respect to the proposed disposition;

                           (ii) There is then in effect a registration statement
under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or

                           (iii) The Holder shall have notified the Company of
the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and if reasonably requested by the Company, the Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, for the Holder to the effect that such disposition will not require registration of such Warrant or Exercise Shares under the Act or any applicable state securities laws.

                      (b) The Holder understands and agrees that all certificates evidencing the shares to be issued to the Holder may bear the following legend:

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

               4.4 ACCREDITED INVESTOR STATUS. The Holder is an "accredited investor" as defined in Regulation D under the Act.

        5. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF EXERCISE SHARES. In the event of changes in the outstanding Equity of the Company by reason of stock dividends, split-ups, recapitalizations, reclassifications, combinations or exchanges of shares, separations, reorganizations, liquidations, or the like, the number and class of shares available under the Warrant in the aggregate and the Exercise Price shall be correspondingly adjusted to give the Holder of the Warrant, on exercise for the same aggregate Exercise Price, the total number, class, and kind of shares as the Holder would have owned had the Warrant been exercised prior to the event and had the Holder continued to hold such shares until after the event requiring adjustment; provided, however, that such adjustment shall not be made with respect to, and this Warrant shall terminate if not exercised prior to, the events set forth in Section 7 below. The form of this Warrant need not be changed because of any adjustment in the number of Exercise Shares subject to this Warrant.

        6. FRACTIONAL SHARES. No fractional shares shall be issued upon the exercise of this Warrant as a consequence of any adjustment pursuant hereto. All Exercise Shares (including fractions) issuable upon exercise of this Warrant may be aggregated for purposes of determining whether the exercise would result in the issuance of any fractional share. If, after aggregation, the exercise would result in the issuance of a fractional share, the Company shall, in lieu of issuance of any fractional share, pay the Holder otherwise entitled to such fraction a sum in cash equal to the product resulting from multiplying the then current fair market value of an Exercise Share by such fraction.

        7. EARLY TERMINATION.

               7.1 This Warrant shall terminate in the event that a Triggering Round does not timely occur.

               7.2 In the event of, at any time during the Exercise Period, an initial public offering of securities of the Company registered under the Act, or any capital reorganization, or any reclassification of the capital stock of the Company (other than a change in par value or from par value to no par value or no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Company with or into another corporation (other than a merger solely to effect a reincorporation of the Company into another state), or the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Company shall provide to the Holder twenty (20) days advance written notice of such public offering, reorganization, reclassification, consolidation, merger or sale or other disposition of the Company's assets, and this Warrant shall terminate unless exercised prior to the date such public offering is closed or the occurrence of such reorganization, reclassification, consolidation, merger or sale or other disposition of the Company's assets.

        8. MARKET STAND-OFF AGREEMENT. Holder shall not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Equity (or other securities) of the Company held by Holder, for a period of time specified by the managing underwriter(s) (not to exceed one hundred eighty
(180) days) following the effective date of a registration statement of the Company filed under the Act. Holder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Equity (or other securities) until the end of such period. The underwriters of the Company's stock are intended third party beneficiaries of this Section 8 and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto.

        9. NO STOCKHOLDER RIGHTS. This Warrant in and of itself shall not entitle the Holder to any voting rights or other rights as a stockholder of the Company.

        10. TRANSFER OF WARRANT. Subject to applicable laws and the restriction on transfer set forth on the first page and in Section 4 of this Warrant, except pursuant to a redomiciling of Holder or a transfer of all or substantially all of Holder's business and assets (whether by merger, sale of assets, sale of stock, or otherwise), this Warrant and all rights hereunder are not transferable without the written consent of the Company, which consent shall not unreasonably be withheld; and, in the event of any permitted transfer, by the Holder in person or by duly authorized attorney, upon delivery of this Warrant and the form of assignment attached hereto to any permitted transferee designated by Holder. The transferee shall sign an investment letter in form and substance satisfactory to the Company.

        11. LOST, STOLEN, MUTILATED OR DESTROYED WARRANT. If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may reasonably impose (which shall, in the case of a mutilated Warrant, include the surrender thereof), issue a new Warrant of like denomination and tenor as the Warrant so lost, stolen, mutilated or destroyed. Any such new Warrant shall constitute an original contractual obligation of the Company, whether or not the allegedly lost, stolen, mutilated or destroyed Warrant shall be at any time enforceable by anyone.

        12. NOTICES, ETC. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company and to Holder at the address on the first page hereof or at such other address as the Company or Holder may designate by ten (10) days advance written notice to the other parties hereto.

        13. ACCEPTANCE. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.

        14. GOVERNING LAW. This Warrant and all rights, obligations and liabilities hereunder shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California without giving effect to conflicts of laws principles.

        IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized officer as of October 19, 2004.


                                       YOBON INC.


                                       By:  /s/ Philip Nelson
                                           -------------------------------------
                                       Name:
                                           -------------------------------------
                                       Title:
                                           -------------------------------------

                               NOTICE OF EXERCISE

TO:  [COMPANY NAME]

        (1) [ ] The undersigned hereby elects to purchase ________ shares of the Equity of YOBON INC. (the "Company") pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

            [ ] The undersigned hereby elects to purchase ________ shares of the Equity of the Company pursuant to the terms of the net exercise provisions set forth in Section 2.1 of the attached Warrant, and shall tender payment of all applicable transfer taxes, if any.

        (2) Please issue a certificate or certificates representing said shares of Equity in the name of the undersigned or in such other name as is specified below:


                            ------------------------
                                     (Name)

                            ------------------------

                            ------------------------
                                    (Address)

        (3) The undersigned represents that (i) the aforesaid shares of Equity are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares; (ii) the undersigned is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision regarding its investment in the Company; (iii) the undersigned is experienced in making investments of this type and has such knowledge and background in financial and business matters that the undersigned is capable of evaluating the merits and risks of this investment and protecting the undersigned's own interests; (iv) the undersigned understands that the shares of Equity issuable upon exercise of this Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act, which exemption depends upon, among other things, the bona fide nature of the investment intent as expressed herein, and, because such securities have not been registered under the Securities Act, they must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available; (v) the undersigned is aware that the aforesaid shares of Equity may not be sold pursuant to Rule 144 adopted under the Securities Act unless certain conditions are met and until the undersigned has held the shares for the number of years prescribed by Rule 144, that among the conditions for use of the Rule is the availability of current information to the public about the Company and the Company has not made such information available and has no present plans to do so; and (vi) the undersigned agrees not to make any disposition of all or any part of the aforesaid shares of Equity unless and until there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with said registration statement, or the undersigned has provided the Company with an opinion of counsel satisfactory to the Company, stating that such registration is not required.

-------------------------------------   ----------------------------------------
(Date)                                  (Signature)


                                        ----------------------------------------
                                        (Print name)

                                 ASSIGNMENT FORM

                (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)


        FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
      --------------------------------------------------------------------------
                                 (Please Print)

Address:
      --------------------------------------------------------------------------
                                 (Please Print)

Dated:  __________, 20__

Holder's
Signature:
          --------------------------------------

Holder's
Address:
          --------------------------------------



NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.